Exhibit 10.36
Conformed Copy

FIRST AMENDMENT TO INTERACTIVE SERVICES AGREEMENT

          This Amendment to Interactive Services Agreement (this “First Amendment”), effective as of May 15, 2001 (“Amendment Effective Date”), is made and entered into by and between America Online, Inc. (“America Online” or “AOL”), a Delaware corporation with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 and WebMD Corporation (“WebMD”), a Delaware corporation, with offices at 669 River Drive, River Drive Center 11, Elmwood Park, NJ 07407. Defined terms that are used but not defined herein shall be as defined in the Interactive Services Agreement between AOL and WebMD effective as of May 9, 2001 (“Agreement”).

          The Parties wish to amend the Agreement as described below.

          It is therefore agreed as follows:

1.	Impressions-Section 1.1.1(iii). The Impressions Target set forth in section 1.1.1(iii) of the Agreement shall be increased by* (*) Impressions to * (*) Impressions.

2.	Carriage Plan-Exhibit A-1. [Intentionally Omitted]

Confidential treatment has been requested. The redacted material has been separately filed with the Commission. All redacted material has been marked by an asterisk (*).

Conformed Copy

3.	Order of Precedence. This Amendment is supplementary to and modifies the Agreement. The terms of this Amendment supersede provisions in the Agreement only to the extent that the terms of this Amendment and the Agreement expressly conflict. However, nothing in this Amendment should be interpreted as invalidating the Agreement, and provisions of the Agreement will continue to govern relations between the parties insofar as they do not expressly conflict with this Amendment.

4.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

AMERICA ONLINE, INC.		WEBMD CORPORATION

By:	/s/ Jonathan R. Edson	By:	/s/ David Schlanger

Name:	Jonathan R. Edson	Name:	David Schlanger

Title:	Vice President Business Affairs	Title:	Senior Vice President

Date:	6/18/01	Date:	6/15/01

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